                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                            TRUST FOR CREDIT UNIONS
                                4900 SEARS TOWER
                          CHICAGO, ILLINOIS 60606-6303

                      (TARGET MATURITY PORTFOLIO (FEB 97))
                      (TARGET MATURITY PORTFOLIO (MAY 97))

This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus dated December 30, 1996, (the "Prospectus") relating to the offering of units of the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97), (individually, a "Portfolio" and together, the "Portfolios") of Trust for Credit Unions. A copy of the Prospectus may be obtained from Goldman, Sachs & Co. at (800) 342-5828 (800-DIAL-TCU) or Callahan Credit Union Financial Services Limited Partnership at ("CUFSLP") (800) 237-5678.

                  TABLE OF CONTENTS

                                                PAGE
                                                ----
Introduction                                     B-3

Management                                       B-5

Advisory and Other Services                      B-9

Portfolio Transaction                            B-11

Description of Units                             B-20

Adjustable and Fixed Rate Mortgage Loans and
Mortgage-Related Securities                      B-24

Other Investment Practices                       B-36

Investment Restrictions                          B-37

Calculation of Performance Quotations            B-39

Other Information                                B-45

Financial Statements                             B-45

Description of Securities Ratings                B-46

Appendix A                                       C-1

THE DATE OF THIS ADDITIONAL STATEMENT IS DECEMBER 30, 1996.

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                  INTRODUCTION

Each Portfolio is a separate, diversified portfolio of Trust for Credit Unions (the "Fund"), an open-end, management investment company.

The Portfolios are designed for state and federally chartered credit unions and credit union service organizations which seek higher current yields than a three-year Treasury note from a "high quality" mortgage-related securities portfolio that will terminate within a prescribed period. "High quality" securities are rated, at the time of purchase, in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO") and also include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Investment in the Portfolio relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.

High Current Income.  Each Portfolio seeks to achieve a high level of current
--------------------
income. In considering whether a Portfolio has achieved this objective, the investment adviser will compare such Portfolio's yield to that of a three-year Treasury note maturing on or about February 15, 1997 and May 15, 1997, for the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97). Unlike U.S. Treasury notes, it is expected that most investments made by a Portfolio will not be backed by the full faith and credit of the U.S. Government, and many investments will not be insured or guaranteed by any government agency.

By selecting a term of three years, each Portfolio hopes to take advantage of a portion of the yield curve that the investment adviser believes to be relatively undervalued. In the investment adviser's view, this section of the curve has historically offered a very attractive risk/return profile.

Preservation of Capital.  Each Portfolio will seek to attain its objective to
------------------------
return $10 per unit by (1) preserving capital through active portfolio management, including the purchase and sale of securities to change the Portfolio's option-adjusted duration (see "Description of Investments -- Other Portfolio Management Policies" in the Prospectus) and (2) reducing, over time, the price sensitivity of a Portfolio to changes in interest rates in light of expected cash flows and mortgage prepayments under different interest rate scenarios. Duration, which is a measure of the price sensitivity of a Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, is reviewed and recalculated daily. In connection with each Portfolio's goal to preserve capital, the investment adviser will seek to limit a Portfolio's price volatility to that of a three-year Treasury note maturing on or about February 15, 1997 and May 15, 1997, respectively. However, there is no assurance that the investment adviser's strategies will be successful. Each Portfolio's net asset value per unit will fluctuate more than that of a money market fund. There can be no assurance that Goldman, Sachs & Co.'s estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.

Liquidity.  Because a Portfolio's units may be redeemed, subject to the
----------
redemption fee for early withdrawal, upon request of its unitholder on any Business Day, a Portfolio offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.

Experienced Professional Management.  Successfully creating and managing a
------------------------------------
diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of Goldman, Sachs & Co.'s highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities. At November 30, 1996, they were responsible for approximately $23.8 billion in fixed income assets including approximately $6.9 billion in mortgage-related securities.


A Sophisticated Investment Process.  The Portfolios' investment process starts
-----------------------------------
with a review of trends for the overall economy as well as for different sectors
of the U.S. mortgage market.   Goldman, Sachs & Co.'s portfolio managers then
analyze yield spreads, implied volatility and the shape of the yield curve.

In planning each Portfolio's strategies, the managers are able to draw upon certain fundamental analysis and proprietary technical models of Goldman, Sachs & Co. Among the quantitative techniques used in the Portfolio's investment process are:

 .    option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market conditions change; and

 .    analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

The Portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.

Convenience of a Fund Structure.  The Portfolios eliminate many of the
--------------------------------
complications that direct ownership of mortgage securities entail. For example, most mortgage-related securities generate monthly payments of both principal and interest, just as the underlying mortgages do. To conserve their principal, investors must make a special effort to segregate and reinvest the principal portion of each payment on their own. Each Portfolio relieves investors of this chore by automatically reinvesting all principal payments within a Portfolio and distributing only current income each month.

Laddered Maturities Program.  The Fund designed the program specifically for
---------------------------
credit unions with the help of a team of CFO's from leading credit unions. The Portfolios that comprise the program may assist investors that wish to "ladder" a portfolio (that is, construct a portfolio of securities with progressive maturity dates) or match or hedge liabilities. A laddering strategy can be a simple, convenient and effective method of establishing a disciplined, long-term approach to investing. Specifically, a laddering strategy involves structuring a portfolio so that a designated amount of money is invested continuously for a fixed period on an ongoing basis. Laddering a portion of an investment portfolio can result in more stable investment income, maturities timed to coincide with cash flows, and maintenance of a conservative, interest rate neutral approach to investing. Credit unions have typically used Treasury securities, agency securities or certificates of deposit as core investments in a laddering strategy. Unlike Treasury notes, investments in units of a portfolio are not backed by the full faith and credit of the U.S. Government nor issued or guaranteed by any government agency. Unlike certificates of deposit, portfolio units do not provide a fixed yield for a stated period of time, and return of principal is not assured.


                                   MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 (the "1940 Act") are indicated by an asterisk.

Gene R. Artemenko, Age 68, Route 4, Box 1593, Reeds Spring, Missouri 65737. Trustee. Retired. Formerly, President and Treasurer of the United Air Lines Employees' Credit Union until June 1991.

James C. Barr, Age 61, 1600 North Oak Street, #420, Arlington, Virginia 22209. Trustee. Chief Executive Officer of the National Milk Producers Federation, March 1985 to Present.

Edgar F. Callahan, Age 68, 156 Second Street, San Francisco, California 94105-3993. Trustee. President and Chief Operating Officer of PATELCO Credit Union, October 1987 to Present.

Robert M. Coen, Age 57, 2003 Sheridan Road, Evanston, Illinois 60208. Vice Chairman and Trustee. Professor of Economics, Northwestern University.

*John T. Collins, Age 50, 1330 Connecticut Ave. N.W., Washington, D.C. 20036. Trustee. Partner in the law firm of Steptoe & Johnson, January 1985 to Present. Prior to January 1985, General Counsel to the U.S. Senate Banking Committee.

Thomas S. Condit, Age 55, 306 No. Washington Street, Falls Church, VA 22046. Trustee. Partner, New Media Publishing, Inc., January 1996 to Present. Chief Executive Officer of Craver, Matthews, Smith & Co., Inc. (a direct mail fund raising company), June 1993 to January 1996. President and Chief Executive Officer of National Cooperative Bank (a financial services company), June 1983 to May 1993 and various positions with affiliated or subsidiary corporations from June 1983 to January 1992.

Rudy J. Hanley, Age 53, 2115 N. Broadway, Santa Ana, California  92706.
Chairman and Trustee. Chief Executive Officer of Orange County Teachers Federal Credit Union, September 1982 to Present. Director of Credit Union National Association, November 1992 to September 1995.

Betty G. Hobbs, Age 58, 1400 8th Avenue so., Nashville, Tennessee 37202. Trustee. President and Chief Executive Officer of Tennessee Teachers Credit Union for over 25 years.

*John P. McNulty, Age 44, One New York Plaza, New York, NY 10004. Trustee. Co-head, Goldman Sachs Asset Management, November 1995 to Present. General Partner, Goldman, Sachs & Co., March 1990 to Present.

John L. Ostby, Age 77, HC-73, Box 840, Lake of the Woods, Locust Grove, Virginia 22508. Trustee. Attorney at Law of John Ostby, Esq., January 1991 to Present. Formerly Senior Partner, Ostby and Nealon, July 1985 to December 1995.

*Wendell A. Sebastian, Age 52, 1001 Connectivut Avenue, N.W., Ste. 1022, Washington, DC 20036. President and Trustee. President of Callahan Financial Services, Inc., July 1996 to Present. President of GTE Federal Credit Union, September 1991 to July 1996. Vice President of GTE Federal Credit Union, April 1989 to September 1991.

Robert Deutsch, Age 39, One New York Plaza, New York, NY 10004. Vice President. Vice President of Goldman, Sachs & Co., 1989 to Present.

Charles W. Filson, Age 52, 1001 Connecticut Avenue, N.W., Suite 1022, Washington, D.C. 20036-5504. Vice President. Director and Vice President of Callahan Financial Services, Inc. since March 1989 and Treasurer thereof since March 1987.

Pauline Taylor, Age 50, 4900 Sears Tower, Chicago, IL 60606-6303. Vice President. Vice President of Goldman, Sachs & Co., June 1992 to Present. Independent Consultant, 1989 to 1992.

John W. Mosior, Age 58, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President. Vice President of Goldman, Sachs & Co. Manager, Shareholder Servicing of Goldman Sachs Asset Management, November 1989 to Present.

Nancy L. Mucker, Age 47, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President, Vice President of Goldman, Sachs & Co., April 1985 to Present. Manager, Shareholder Servicing of Goldman Sachs Asset Management, November 1989 to Present.

Scott M. Gilman, Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Fund Administration, Goldman Sachs Asset Management, April 1994 to Present. Assistant Treasurer of Goldman Sachs Funds Management, Inc., April 1993 to Present. Vice President of Goldman, Sachs & Co., March 1990 to Present.

Michael J. Richman, Age 36, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel, Goldman Sachs Asset Management, February 1994 to Present. Vice President, Assistant General Counsel, Goldman, Sachs & Co. and Counsel to the Funds Group, Goldman Sachs Asset Management, June 1992 to Present. Formerly, Partner of Hale and Dorr from September 1991 to June 1992. Formerly, Attorney-at-Law, Gaston & Snow from September 1985 to September 1991.

John Perlowski, Age 32, One New York Plaza, New York, 10004. Assistant Treasurer. Vice President, Goldman, Sachs & Co., July 1995 to Present. Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Howard B. Surloff, Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Assistant General Counsel and Vice President, Goldman, Sachs & Co., November 1995 to Present. Vice President, Goldman, Sachs & Co., May 1994 to Present. Counsel to the Funds Group, Goldman Sachs Asset Management November 1993 to Present. Formerly Associate of Shereff, Friedman, Hoffman & Goodman, October 1990 to November 1993.

Kaysie Uniake, Age 35, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, Goldman Sachs Asset Management, 1988 to Present.

Elizabeth Alexander, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, April 1996 to present. Junior Portfolio Manager, 1995 to April 1996. Funds Trading Assistant, Goldman Sachs Asset Management, 1993 to 1995. Formerly, Compliance Analyst, Prudential Insurance, 1991 through 1993.

Steven Hartstein, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Product Analyst, Goldman, Sachs & Co., June 1993 to Present. Funds Compliance Officer, Citibank Global Asset Management, August 1991 to June 1993. Legal Assistant, Brown & Wood prior thereto.

Deborah Robinson, Age 25, One New York Plaza, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman, Sachs & Co., January 1996 to Present. Secretary, Goldman, Sachs & Co., January 1994 to January 1996. Secretary, Cleary, Gottlieb, Steen & Hamilton, September 1990 to January 1994.

As of October 31, 1996, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. (For information about shares of the Fund owned by credit unions of which certain Trustees are officers, see "Description of Units" below.) Certain officers hold comparable positions with certain other investment companies of which Goldman, Sachs & Co., GSAM or an affiliate thereof is the investment adviser and/or distributor.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended August 31, 1996:

                                                Pension or
                                                Retirement       Total
                                                Benefits         Compensation
                                                Accrued          From Goldman
                              Aggregate         as Part          Sachs Mutual
                              Compensation      of Trust's       Funds* (Includ-
Name of Trustee               From the Trust    Expense          ing the Trust)
---------------               --------------    -------          --------------
Gene R. Artemenko             $10,000           -0-              $10,000
James C. Barr                 $8,000            -0-              $8,000
Edgar F. Callahan             $0                -0-              -0-
Robert M. Coen                $10,000           -0-              $10,000
John T. Collins               $10,000           -0-              $10,000
Thomas S. Condit              $10,000           -0-              $10,000
Rudolph J. Hanley             $8,000            -0-              $8,000
Betty G. Hobbs**              $0                -0-              -0-
John P. McNulty               $0                -0-              -0-
John  L. Otsby                $10,000           -0-              $10,000
Wendell A. Sebastian          $0                -0-              -0-

* The Goldman Sachs Mutual Funds consisted of 72 mutual funds, including the five series of the Trust, on August 31, 1996.

** Ms. Hobbs was not a Trustee of the Trust during the one-year period ended August 31, 1996.

                          ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As stated in the Prospectus, Goldman, Sachs & Co., through Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, New York 10004, a separate operating division, acts as the Fund's investment adviser. See "Management-Investment Adviser and Transfer Agent" in the Prospectus for a description of the investment advisory duties of Goldman, Sachs & Co. Goldman, Sachs & Co.'s administrative obligations include, subject to the general supervision of the Trustees of the Fund, (a) providing supervision of all aspects of a Portfolio's non-investment operations not performed by others pursuant to a Portfolio's administration agreement or custodian agreement, (b) providing a Portfolio, to the extent not provided pursuant to such agreements or the Fund's transfer agency agreement, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of such Portfolio, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at a Portfolio's expense, of its tax returns, reports to unitholders, periodic updating of the Prospectus and reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and necessary office equipment and services, (e) maintaining all of a Portfolio's records other than those maintained pursuant to such agreements, (f) to the extent requested by the Trustees of the Fund, negotiating changes to the terms and provisions of the Fund's administration agreement, the custodian agreement and the distribution agreement with Callahan Financial Services, Inc., and (g) reviewing and paying (or causing to be paid) all bills or statements for services rendered to a Portfolio.

The advisory agreement provides that Goldman, Sachs & Co. may render similar services to others so long as its services under such agreements are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, Goldman, Sachs & Co. will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify Goldman, Sachs & Co. against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.

The advisory agreement will remain in effect until March 31, 1997 with respect to Target Maturity Portfolio (Feb 97) and Target

Maturity Portfolio (May 97). After the initial term for a Portfolio, the Advisory Agreement will continue from year to year thereafter with respect to a Portfolio provided such continuance is specifically approved at least annually
(a) by the vote of a majority of the outstanding units of each Portfolio (as defined under "Investment Restrictions") or by a majority of the Trustees of the Fund, and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty with respect to a Portfolio by the Trustees of the Fund or by vote of a majority of the outstanding units of the relevant Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to Goldman, Sachs & Co. and by Goldman, Sachs & Co. on 60 days' written notice to the Fund. The advisory agreement may not be amended with respect to a Portfolio without the vote of a majority of a Portfolio's outstanding units.

Expenses borne by each Portfolio include, without limitation, the fees payable to Goldman, Sachs & Co. and CUFSLP, the fees and expenses of the Fund's custodian, filing fees for the registration or qualification of Portfolio units under federal and state securities laws, expenses of the organization of the Portfolios, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Portfolios' unitholders and regulatory authorities and compensation and expenses of the Trustees.

For the periods indicated, the advisory fees incurred by each Portfolio were as follows:

                          1996      1995      1994
                        --------  --------  --------

Target Maturity
Portfolio (Feb 97)*     $227,680  $227,279  $127,619

Target Maturity
Portfolio (May 97)**    $158,732  $166,798  $ 47,744

-------------------

*    Commenced operations February 15, 1994.

**   Commenced Operations May 23, 1994.

                            PORTFOLIO TRANSACTIONS

In connection with portfolio transactions for a Portfolio, which are generally done at a net price without a broker's commission (i.e., a dealer is dealing with a Portfolio as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security), the Portfolio's advisory agreement provides that Goldman, Sachs & Co. shall attempt to obtain the best net price and the most favorable execution. On occasions when Goldman, Sachs & Co. deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other portfolio or other investment company or advisory account for which Goldman, Sachs & Co. acts as investment adviser), the advisory agreement provides that Goldman, Sachs & Co., to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution.
In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Goldman, Sachs & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to each Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits Goldman, Sachs & Co., in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.

During the fiscal year ended August 31, 1996, the Funds acquired and sold securities issued by Lehman Brothers, Salomon Brothers Inc., Daiwa Securities America, Inc., Chase Securities, Bear Stearns Companies, Inc., Morgan Stanley Group, Inc., Swiss Bank Corp. and Union Bank, Nomura Securities International and Smith Barney Shearson, Inc. At August 31, 1996, the Target Maturity Portfolio (Feb 97) held the following amount of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their partners ($ in thousands): Salomon Brothers Inc. -$4,239; Chase Securities - $2,556; Bear Stearns Companies, Inc. -$1,200; Nomura Securities International - $5,810; Smith Barney Shearson, Inc. - $1,200; and Swiss Bank - $4,692. The Target Maturity Portfolio (May 97) held the following: Salomon Brothers, Inc. - $1,625; Chase Securities - $305; Bear Stearns Companies, Inc. - $405; Nomura Securities International - $1,987; Smith Barney Shearson, Inc. - $405; and Swiss Bank - $1,598.

ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------
BY GOLDMAN, SACHS & CO.  The involvement of Goldman, Sachs & Co. and its
-----------------------
advisory affiliates in the management of, or interest in, other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolios or impede their investment activities.

  Goldman, Sachs & Co. and its advisory affiliates have proprietary interests in, and manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or which engage in transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates are major participants in the fixed income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman, Sachs & Co. and its affiliates are actively engaged in transactions in the same securities and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities and instruments in which the Portfolios will invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in Goldman, Sachs & Co. and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When Goldman, Sachs & Co. or an advisory affiliate seeks to purchase or sell the same assets for its managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

  From time to time, a Portfolios' activities may be restricted because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when Goldman, Sachs & Co. will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which Goldman, Sachs & Co. and/or its affiliates are performing services or when position limits have been reached.

  In connection with its management of the Portfolios, GSAM may have access to certain fundamental analysis and proprietary technical models developed by Goldman, Sachs & Co. and other affiliates. GSAM will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman, Sachs & Co. nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that GSAM will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman, Sachs & Co. and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by GSAM in managing the Portfolios.

  The results of each Portfolio's investment activities may differ significantly from the results achieved by Goldman, Sachs & Co. and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman, Sachs & Co. and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the Portfolios. Moreover, it is possible that the Portfolios will sustain losses during periods in which Goldman, Sachs & Co. and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

  An investment policy committee which may include partners of Goldman, Sachs & Co. and its affiliates may develop general policies regarding Portfolio activities, but will not be involved in the day-to-day management of the Portfolios. In such instances, those individuals may, as a result, obtain information regarding the Portfolios' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman, Sachs & Co., any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman, Sachs & Co. and its affiliates in securities and investments similar to those in which the Portfolios invest.

  In addition, certain principals and certain of the employees of GSAM are also principals or employees of Goldman, Sachs & Co. or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

  GSAM may enter into transactions and invest in instruments on behalf of a Portfolio in which customers of Goldman, Sachs & Co. serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman, Sachs & Co. and its affiliates may also create, write or issue derivative instruments for customers of Goldman, Sachs & Co. or its affiliates, the underlying securities or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman, Sachs & Co. or its affiliates and may also enter into transactions with other clients of Goldman, Sachs & Co. or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman, Sachs & Co. and its affiliates on an arm's-length basis.

  Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman, Sachs & Co. nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman, Sachs & Co. or any of its affiliates in evaluating the Portfolio's creditworthiness.

  It is possible that a Portfolio's holdings will include securities of entities for which Goldman, Sachs & Co. performs investment banking services as well as securities of entities in which Goldman, Sachs & Co. makes a market. From time to time, Goldman, Sachs & Co.'s activities may limit the Portfolios' flexibility in purchases and sales of securities. When Goldman, Sachs & Co. is engaged in an underwriting or other distribution of securities of an entity, the GSAM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolios.

TRANSFER AGENT

Under its transfer agency agreement, Goldman, Sachs & Co. serves as transfer agent and dividend disbursing agent for each Portfolio. Goldman, Sachs & Co. has undertaken to (a) process and provide confirmations for purchase and redemption transactions, (b) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, each Portfolio, (c) establish and maintain separate accounts with respect to each unitholder, (d) provide periodic statements showing account balances and (e) provide for the payment of dividends or distributions to unitholders.

As compensation for the services rendered for a Portfolio as transfer agent, Goldman, Sachs & Co. is also entitled to a fee of

$18 per year for each unitholder account plus reimbursement for certain expenses.

For the periods indicated, the transfer agency fees incurred by each Portfolio were as follows:

                         1996   1995   1994
                        ------  -----  -----

Target Maturity
Portfolio (Feb 97)*     $2,593  $598   $324

Target Maturity
Portfolio (May 97)**    $2,593  $376   $200

___________________
*  Commenced operations February 15, 1994.
**    Commenced Operations May 23, 1994.

ADMINISTRATOR

As stated in the Prospectus, CUFSLP acts as administrator for the Portfolios.
In carrying out its duties, CUFSLP has undertaken to (a) review the preparation of reports and proxy statements to unitholders, the periodic updating of the Prospectus, this Additional Statement and the Registration Statement and the preparation of all other reports filed with the SEC, (b) periodically review the services performed by the investment adviser, the custodian, the distributors and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate, (c) negotiate changes to the terms and provisions of the Fund's advisory agreement, the custodian agreement, the transfer agency agreement and the distribution agreement with Goldman, Sachs & Co., to the extent requested by the Trustees of the Fund, and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.

In addition, CUFSLP has undertaken to: (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle unitholder inquiries, (b) develop and monitor investor programs for credit unions, (c) provide assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund, (d) inform Goldman, Sachs & Co. in connection with the investment management of the Portfolios as to anticipated purchases and redemptions by unitholders and new investors, (e) provide information and assistance in connection with the registration of each Portfolio's units in accordance with state securities requirements, (f) make available and distribute information concerning the Portfolios to unitholders as requested by the Fund, (g) handle unitholder problems and calls relating to administrative matters, (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in a Portfolio, (i) provide assistance in connection with the preparation of each Portfolio's periodic financial statements and annual audit as reasonably requested by the Fund or the Fund's independent accountants, (j) furnish stationery and office supplies, and (k) generally assist in the Portfolios' operations.

For the periods indicated, the administration fees earned by CUFSLP were as follows:

                         1996     1995     1994
                        -------  -------  -------

Target Maturity
Portfolio (Feb 97)*     $47,545  $47,445  $26,652

Target Maturity
Portfolio (May 97)**    $31,820  $33,360  $9,549

___________________
* Commenced operations February 15, 1994.
**    Commenced Operations May 23, 1994.

The administration agreement will remain in effect until March 31, 1997, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to CUFSLP and by CUFSLP on 60 days' written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).

The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.

The thirty-nine credit unions listed below are the limited partners of CUFSLP, which created Trust for Credit Unions in conjunction with Goldman, Sachs & Co. As of September 30, 1996, these credit unions had total assets of $23.9 billion from 22 different states.



J. David Osborne, President
Larry Hoffman, Vice President-Finance
Anheuser-Busch Employees Credit Union

Larry Morgan, President
APCO Employees Credit Union

Douglas Ferraro, President
Kyle M. Markland, Sr. Vice President Finance
Bellco First Federal Credit Union

Gary Oakland, President
T. Brad Canfield, Vice President
Accounting/Investments
Boeing Employees Credit Union

John Siefken, President
Sandy Andrews, Sr. Vice President
Citizens Equity Federal Credit Union

Dean Nelson, President
Bryan Bennett, Vice President-Controller
City-County Federal Credit Union

Larry T. Wilson, President
Barry Hooks, Finance Manager
Coastal Federal Credit Union

Tom Budd, Controller
Ron Unger, President
Dearborn Federal Credit Union

Donald Hersman, President
Kendrick Smith, Portfolio Manager
Eastern Financial Federal Credit Union

Thomas E. Sargent, President
Michael Osborne, Chief Financial Officer
First Technology Federal Credit Union

Tom Welsh, President
Brian Crawford, Controller
GTE Federal Credit Union

Stan Hollen, President
Judy Flores, Chief Financial Officer
The Golden 1 Credit Union

Charles Cockburn, President
Hudson Valley Federal Credit Union

Paul Horgen, President
Bobbi Olson - Chief Financial Officer
IBM Mid America Employees Federal Credit Union

Bob Jansen, President
Inland Employees Federal Credit Union

Jean Yokum, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union

Frank Berrish, President
LICU Corporate Federal Credit Union

Dennis Pierce, President
Dennis Mann, Senior Vice President
Members America Credit Union

Joseph Bressi, President
Montgomery County Teachers Federal Credit Union

Douglas M. Allman, President
NASA Federal Credit Union

Lindsay Alexander, President
Tim Duvall, Finance Division Manager
NIH Federal Credit Union

Brad Beal, President
Paul Parrish, Sr. Vice President
Chief Financial Officer
Nevada Federal Credit Union

Joseph S. Coey, President
New Mexico Educators Federal Credit Union

Michael J. Maslak, President
Dave Doss, Chief Financial Officer
North Island Federal Credit Union


Rudy Hanley, President
Paul Sundermann, Chief Financial Officer
Orange County Teachers Federal Credit Union

Edgar F. Callahan, President
Andrew Hunter, Chief Financial Officer
Patelco Credit Union

Ludelle Morrow, President
Ernest Jurdona, CFO
Provident Central Credit Union

Jeffrey Farver, President
San Antonio Federal Credit Union

Gregory Thomas, President
Space Coast Credit Union

Stephan Winninger, President
State Employees Credit Union

Donald Granato, President
Steel Works Community Federal Credit Union

Richard Rice, President
Teachers Credit Union

Betty Hobbs, President
Roy Dobbs, Executive Vice President
Tennessee Teachers Credit Union

Robert Siravo, President
Travis Federal Credit Union

Gregory Blount, President
Tropical Federal Credit Union

Philip L. Hart, President
Tulsa Federal Employees Credit Union

Leonard Greene, President
Unified Federal Credit Union

E. Burton Eubanks, President
University Federal Credit Union

Frank Berrish, President
Visions Federal Credit Union


CUSTODIAN

State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Fund's portfolio securities and cash. State Street also maintains the Fund's accounting records. The Northern Trust Company ("Northern") has been retained by State Street to serve as its agent in connection with certain wire receipts and transfers of funds.

AUDITORS

Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts, 02110, have been selected as auditors of the Fund. In addition to audit services, Arthur Andersen LLP, prepares the Fund's federal and state tax returns, and provide consultation and assistance on accounting, internal control and related matters. The financial statements of the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97), which are incorporated by reference into this Additional Statement (under "Financial Statements") from the Fund's annual report to unitholders for the fiscal year ended August 31, 1996 (the "Annual Report"), and the data set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP, as indicated in their report with respect thereto, which is incorporated by reference in reliance upon the authority of said firm as experts in giving said report.


                              DESCRIPTION OF UNITS

As the Prospectus indicates, the Fund's Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. Under the terms of the Trust Agreement, each unit of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other unit and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. All units of a Portfolio that are outstanding on its Termination Date will be redeemed by the Fund at their net asset value, and each Portfolio will be liquidated without further unitholder action. Units do not have preemptive or conversion rights. Units when issued as described in the Prospectus are fully paid and nonassessable, except as expressly set forth below.

Any Trustee may be removed by the Fund's unitholders with or without cause at any time by vote of those unitholders holding not less than two-thirds of the units then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of unitholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of record of not less than 10% of the outstanding units.

Whenever ten or more unitholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either units having a net asset value of at least $25,000 or at least 1% of the outstanding units, whichever is less, shall apply to the Trustees in writing stating that they wish to communicate with other unitholders with a view to obtaining signatures to a request for a unitholder meeting and include with such application a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all unitholders as recorded on the books of the Fund or investment portfolio involved; or (2) inform such applicants as to the approximate number of unitholders of record, and the approximate cost of mailing to them the proposed form of communication and request and, upon receipt of the material and the expenses of mailing, shall promptly mail such materials to all unitholders unless a majority of the Trustees believe that either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

In addition to Trustee election or removal as described in the Prospectus and as further described herein, the Trust Agreement provides for unitholder voting only (a) with respect to any contract as to which unitholder approval is required by the 1940 Act, (b) with respect to any termination or reorganization of the Fund or any investment portfolio to the extent and as provided in the Trust Agreement (the liquidation of a Portfolio at the relevant Termination Date is not subject to further unitholders action), (c) with respect to any amendment of the Trust Agreement (other than amendments establishing and designating new investment portfolios, abolishing investment portfolios, changing the name of the Fund or the name of any investment portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the units entitled to vote, (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the unitholders, and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Trust Agreement, the By-Laws of the Fund, any registration of the Fund with the SEC or any State, or as the Trustees may consider necessary or desirable.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust Agreement contains an express disclaimer of unitholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Trust Agreement provides for indemnification out of Fund property of any unitholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a unitholder of the Fund and not because of such unitholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a unitholder's incurring financial loss on account of unitholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

The Trust Agreement provides that on any matter submitted to a vote of the unitholders, all units entitled to vote shall be voted in the aggregate and not by investment portfolio except that (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Fund were a Massachusetts business corporation, such requirements as to a separate vote by the investment portfolio shall apply in lieu of the aggregate voting as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios, then subject to (c) below, the units of all other investment portfolios shall vote as a single investment portfolio, and (c) as to any matter which does not affect the interest of a particular investment portfolio, only unitholders of the affected investment portfolio shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

As of October 18, 1996, the outstanding units of the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) were 9,809,980.030 and 6,350,000.000, respectively. To the Fund's knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of each portfolio were: Target Maturity Portfolio (Feb 97) - Captial Corporate Federal CU, 4807 Spicewood Springs Rd, Suite 5100, Austin, TX 78759-8438 (5.10%), Citizens Equity FCU, 5700 N. Middle Road, Peoria, IL 61607 (7.14%), Eastern Financial Federal CU, 700 South Royal Poinciana Blvd., Miami Springs, FL 33166 (5.10%), Hudson Valley Federal Credit Union, P.O. Box 1750, Poughkeepsie, NY 12601-0750 (5.10%), Langley Federal Credit Union, 1055 West Mercury Blvd, P.O. Box 7463, Hampton, VA 23666 (5.10%), Orange County Teacher Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 and Patelco Credit Union, 156 Second Street, San Francisco, CA 94105 (20.39%). Target Maturity Portfolio (May 97) - Boeing Employees Credit Union, 12770 Gateway Drive, Tukwila, WA 98124-9750 (7.87%), Patelco Credit Union, 156 Second Street, San Francisco, CA 94105 (7.87%), Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (7.87%), Dearborn Federal Credit Union, 400 Town Center Drive, Dearborn, MI 48126 (9.45%), Eastern Financial Credit Union, 700 South Royal Poinciana Blvd., Miami Springs, FL 33166 (7.78%), Langley Federal Credit Union, 1055 West Mercury Blvd., P.O. Box 7463, Hampton, VA 23666 (7.87%), Space Coast Credit Union, P.O. Box 2470, Melbourne, FL 32902 (14.17%) and Visions FCU, One Credit Union Plaza, 24 McKinley Ave, Endicott, NY 13760 (6.30%).

                  ADJUSTABLE AND FIXED RATE MORTGAGE LOANS AND
                          MORTGAGE-RELATED SECURITIES

THE NATURE OF ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which each Portfolio invests. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.

There are a number of indices which provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Portfolio and therefore in the net asset value of a Portfolio's units will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which a Portfolio may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect a Portfolio's investments in both privately issued mortgage-related securities and those issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  1. Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan.

  Further, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

  2. Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

  3. Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure any default on a mortgage loan, including a payment default. The court, in certain instances, may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property, alter the mortgage loan repayment schedule, and grant priority to certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

  4. "Due on Sale" Provisions. Fixed rate mortgage loans may contain a so called "due on sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due on sale" clause upon a transfer of property. The inability to enforce a "due on sale" clause or the lack of such a clause in a mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

  5. Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.


MORTGAGE-RELATED SECURITIES

Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. In general, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. Generally, however, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-related securities may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which are subject to special federal income tax rules. A description of the types of mortgage-related securities in which a Portfolio may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for a Portfolio.

1.  Private Mortgage Pass-Through Securities

General Characteristics. Privately issued mortgage pass-through securities ("Private Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans conveyed to the issuing trust and generally serviced for the trust by the originator. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level. Private Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Each mortgage pool underlying Private Mortgage Pass-Throughs will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on the mortgaged properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of residential properties upon which is located detached individual dwelling units, individual condominium units, townhouses, duplexes, triplexes, fourplexes, rowhouses, manufactured homes, individual units in planned unit developments and other attached dwelling units, vacation homes, second homes, residential investment properties, multi-family units or properties with mixed residential and commercial uses. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificateholders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificateholders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation generally constitutes the sole remedy available to the related certificateholders or the trustee for a material breach of any such representation or warranty by the seller or servicer.

Description of Certificates. Private Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index. Subclasses of certificates as to which a REMIC election has been made may have the features and structures described below under the caption "Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations."

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of
    --------
the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificateholders as
                                              --------
principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by an NRSRO to Private Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. A rating agency's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating agency's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating agency to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

Types of Credit Support. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Private Mortgage Pass-Throughs may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying mortgages. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the mortgages in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

In addition, one or more classes of certificates of Private Mortgage Pass-Throughs may be subordinate certificates which provide that the rights of the subordinate certificateholders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificateholders. If so structured, the subordination feature may be enhanced by distributing to the senior certificateholders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal prepayments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificateholders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificateholders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificateholders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificateholders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificateholders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificateholders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificateholders in proportion to their
          --------
respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Private Mortgage Pass-Throughs may be provided by mortgage insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by insurance, guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Private Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificateholders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

2. Government Mortgage-Related Securities

As stated in the Prospectus, certain mortgage-related securities acquired by a Portfolio will be issued or guaranteed by the U.S. Government or one of its agencies, instrumentalities or sponsored enterprises, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") ("Government Mortgage-Related Securities"). GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, because of their ability to borrow from the U.S. Treasury, they are generally viewed by the market as high quality securities with minimal credit risks. There are several types of these guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC pass-through certificates and stripped mortgage-backed securities. A Portfolio will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with its investment policies and objective.

GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount.

FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Each FNMA Certificate is issued and guaranteed by and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by FNMA. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either private Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by FNMA.

FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled monthly installments of principal and interest after FNMA's servicing and guaranty fee, whether or not received, to Certificate holders. FNMA is also obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA Certificates are obligations solely of FNMA.

FHLMC Certificates. FHLMC is a corporate instrumentality of the United States. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC Certificates. A FHLMC Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "FHLMC Certificate group") purchased by FHLMC.

FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such Certificate (whether or not received on the underlying loans).

FHLMC also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC Certificates are obligations solely of FHLMC.

The mortgage loans underlying the FHLMC Certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of between ten and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

3.  Multiple Class Pass-Through Securities and
    Collateralized Mortgage Obligations

As stated, a Portfolio may invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. Each Portfolio does not intend to purchase residual interests.

Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and is scheduled to be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final scheduled distribution dates. Thus, no payment of principal will be made on any class of sequential pay

CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final scheduled distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such "Z-Bonds" are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final scheduled distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the prepayment volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. That is to say, FNMA will be obligated to distribute on a timely basis to holders of FNMA CMO certificates required installments of principal and interest and to distribute the principal balance of each class of a CMO in full, whether or not sufficient funds are otherwise available.

For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a Pc pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."


                           OTHER INVESTMENT PRACTICES

LENDING OF PORTFOLIO SECURITIES

The Portfolios may seek to increase its income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously collateralized by cash, cash equivalents of Government Securities in an amount at least equal to the market value of the securities loaned. Each Portfolio will have the right to call a loan and obtain the securities loaned at any time on a five days notice. For the duration of a loan, each Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by Goldman, Sachs & Co. to be of good standing, and when, in its judgment, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If Goldman, Sachs & Co. determines to make securities loans, it is expected that during the current fiscal year, that such loans will not exceed 5% of a Portfolio's net assets.

INVERSE FLOATING RATE SECURITIES

  The Government Securities Portfolio and the Mortgage Securities Portfolio may, to the extent permitted by the National Credit Union Administration ("NCUA"), in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

                            INVESTMENT RESTRICTIONS

As the Prospectus states, a Portfolio may only invest in obligations authorized under the Federal Credit Union Act. This restriction may not be changed without the approval of the holders of a majority of the outstanding units of a Portfolio as described below. In addition, the Fund has adopted the following enumerated fundamental investment restrictions, none of which may be changed without the approval of the holders of a majority of the outstanding units of the Portfolio as described below. A Portfolio may not:

  A. Invest in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of the Portfolio's investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by the Portfolio of securities collateralized by such obligations; and provided further that during normal market conditions each Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities.

  B. Invest in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of the Portfolio's total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Portfolio may be invested without regard to such 5% limitation and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

  C. Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of the Portfolio,
  (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of the Portfolio and (d) the lending of securities in accordance with the investment objective of the Portfolio.

  D. Borrow money, except for temporary or short-term purposes, provided that the Portfolio maintains asset coverage of 300% for all such borrowing.

  E. Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

  F. Purchase or sell real estate, but this restriction shall not prevent the Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  G. Purchase or sell commodities or commodity contracts.

  H. Purchase any voting securities except of investment companies (solely to the extent permitted by the 1940 Act) and as otherwise consistent with its investment objective and policies, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against each Portfolio investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.

  I. Act as an underwriter of securities.

  J. Issue senior securities as defined in the 1940 Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein, or (b) purchasing securities on a when-issued or delayed delivery basis, or (c) entering into a mortgage dollar roll.

  K. Purchase any security on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

  L. Make short sales of securities or maintain a short position.

  M. Write, purchase or sell puts, calls or combinations thereof.

For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. In addition, securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of the foregoing limitations.

Borrowings by a Portfolio (if any) are not for investment leverage purposes but are solely for temporary or short-term purposes or to facilitate management of the Portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. No purchases of securities will be made if such borrowings exceed 5% of the value of a Portfolio's assets. Mortgage dollar rolls that are not accounted for as financings shall not constitute borrowings.

The prohibition against short sales and short positions does not include transactions sometimes referred to as "short sales against the box" where a Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

As used in the Prospectus and this Additional Statement with respect to a change in investment objective or fundamental investment restrictions, the approval of an investment advisory agreement or the approval of a distribution agreement, the term "majority of the outstanding units" of either the Fund or a Portfolio means the vote of the lesser of (i) 67% or more of the units of the Fund or a Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding units of the Fund or a Portfolio.


                     CALCULATION OF PERFORMANCE QUOTATIONS

From time to time, the yield, the distribution rate and the total return of a Portfolio may be quoted in advertisements or communications to unitholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund's co-distributors on behalf of a Portfolio. Performance figures are calculated in the following manner:

Yield Calculations. The yield of a Portfolio is calculated by dividing the net investment income per unit (as described below) earned by a Portfolio during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Portfolio's net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

               Yield = 2[[((a-b)/cd) + 1]to the 6th power) - 1]

Where:

a =  dividends and interest earned during the period.

b =  expenses accrued for the period.

c = the average daily number of units outstanding during the period that were entitled to receive dividends.

d =  maximum offering price per unit on the last day of the period.

Except as noted below, interest earned on debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation held by a Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by a Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Distribution Rate Calculations. The distribution rate for a specified period is calculated by dividing the total distribution per share by the maximum offering price on the last day of the period and then annualizing such amount.

Total Return Calculations. A Portfolio computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                            T = [ERV to the 1 divided by nth power] - 1
                                 ---
                                 P

Where:

T  =  average annual total return.

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

P  =  hypothetical initial payment of $1,000.

n = period covered by the computation, expressed in terms of years.

Each Portfolio computes its cumulative total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating cumulative total return is as follows:

                                T = (ERV/P) - 1

Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period (although a Portfolio may also publish non-standardized calculations without this assumption). Calculations of cumulative total return also assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges (such as a Portfolio's redemption fee for early withdrawal) at the end of the period covered by the computations (although, again, a Portfolio may also publish non-standardized calculations without this deduction). Year-to-year total return is calculated in a similar manner.

                             PERFORMANCE FIGURES

                                                 Value of $1,000 Investment
                                    ----------------------------------------------------
                                                                                    Commencement of Operations
                                                      Year Ending 8/31/96             2/15/94 through 8/31/96
                                                  ---------------------------       --------------------------
                                   30-Day Period
                                      Ending      Without              With             Without          With
                                     08/31/96     Redemption Fee   Redemption Fee   Redemption Fee   Redemption Fee
                                    ----------    --------------   --------------   --------------   --------------
Target Maturity
Portfolio (Feb 97)

Yield                                 6.21%         N/A                N/A             N/A              N/A

Distribution Rate                     5.38%         N/A                N/A             N/A              N/A

Ending Redeemable
 Value at 8/31/96                      N/A          $1,067.22          $1,061.90       $1,137.53        $1,131.67

Average Annual
 Total Return                         N/A           6.70%              6.17%           5.19%            4.98%

Cumulative Total
 Return                               N/A           6.72%              6.19%           13.75%           13.17%

                              PERFORMANCE FIGURES

                                                 Value of $1,000 Investment
                                    ----------------------------------------------------
                                                                                    Commencement of Operations
                                                      Year Ending 8/31/96             5/23/94 through 8/31/96
                                                  ---------------------------       --------------------------
                                   30-Day Period
                                      Ending      Without              With             Without          With
                                     08/31/96     Redemption Fee   Redemption Fee   Redemption Fee   Redemption Fee
                                    ----------    --------------   --------------   --------------   --------------
TARGET MATURITY
PORTFOLIO (MAY 97)

Yield                                6.43%             N/A             N/A              N/A              N/A

Distribution Rate                    6.64%             N/A             N/A              N/A              N/A

Ending Redeemable
 Value at 8/31/96                     N/A           $1,067.85        $1,062,51        $1,160.66        $1,154.86

Average Annual
 Total Return                         N/A             6.77%           6.23%            6.75%            6.52%

Cumulative Total
 Return                               N/A             6.79%           6.25%           16.07%           15.49%

From time to time a Portfolios' comparative performance may be advertised as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Business Week, Financial World and Forbes. In addition, the Fund may from time to time advertise the Portfolio's performance relative to certain indices and benchmark investments, including (a) the Lehman Brothers Government/Corporate Bond Index,
(b) Lehman Brothers Government Index, (c) Lehman Brothers ARM Index; (d) Lehman Brothers 1-2 year Government Index; (e) Lehman Brothers 1-3 year Government Index;(f) Merrill Lynch 1-2.99 Year Treasury Index, (g) Merrill Lynch 2-Year Treasury Curve Index, (h) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (i) the Payden & Rygel 2-Year Treasury Note Index, (j) 1-3 Year U.S. Treasury Notes, (k) constant maturity U.S. Treasury yield indices, (l) the Consumer Price Index, (m) the London Interbank Offered Rate, (n) other taxable investments such as certificates of deposit, money market mutual funds, repurchase agreements and commercial paper, and (o) historical data concerning the relative performance of adjustable and fixed-rate mortgage loans.

The composition of the securities in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Portfolio to calculate its performance figures.

From time to time advertisements or communications to unitholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolios), as well as the views of Goldman, Sachs & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolios (such as the supply and demand of mortgage-related securities and the relative performance of different types of mortgage loans and mortgage-related securities as affected by prepayment rates and other factors).

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

In addition, advertisements or unitholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Performance data is based on historical results and is not intended to indicate future performance. Yield, total return and distribution rates will vary based on changes in market conditions, the level of interest rates, portfolio investments and portfolio expenses. The value of the Portfolios' units will fluctuate, and an investor's units may be worth more or less than their original cost upon redemption.


                               OTHER INFORMATION

GENERAL

The Prospectus for the Portfolios and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Portfolios' Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference. Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.


                              FINANCIAL STATEMENTS

The financial statements and related report of Arthur Andersen LLP, independent public accountants, contained in the Portfolios' 1996 Annual Report are hereby incorporated by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. A copy of the Annual Report accompanies or has preceded this Additional Statement and may be obtained without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, or Callahan Credit Union Financial Services Limited Partnership, 1001 Connecticut Ave., N.W., Suite 1022, Washington, DC 20036-5504, or by calling Goldman, Sachs & Co. at (800) 342-5828 or Callahan Financial Services, Inc. at (800) 237-5678.

                      DESCRIPTION OF SECURITIES RATINGS*

A. LONG-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

Moody's applies numerical modifiers l, 2, and 3 in the Aa category. The modifier 1 indicates that the company ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.

STANDARD & POOR'S RATINGS GROUP

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Capacity to pay interest and repay principal is very strong, and differs from AAA issues only in small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA category.
________________________

* The ratings systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

r:   A rating may be modified by the addition of an "r" rating to highlight derivative, hybrid and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


Duff & Phelps, Inc.

AAA: Long-term fixed income securities which are rated AAA are judged to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: Long-term fixed income securities which are rated AA are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Duff & Phelps applies modifiers AA+, AA, and AA- in the AA category for long-term fixed income securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category; the modifier AA indicates a mid-range ranking; and the modifier AA-indicates that the issue ranks in the lower end of the AA category.

FITCH INVESTORS SERVICE INC.

AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments; short-term debt of these issuers is generally rated F-1+.

Fitch applies plus (+) and minus (-) modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA-.

IBCA LIMITED AND IBCA INC.

AAA: Obligations which are rated AAA are considered to have the lowest expectations of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk substantially.

AA: Obligations which are rated AA are considered to have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.


THOMSON BANKWATCH, INC.

AAA: The highest category; indicates the ability to repay principal and interest on a timely basis is extremely high.

AA: The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.


B.   SHORT-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

P-1: Issuers or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

-    Leading market positions in well established industries.

-    High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2: Issuers or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS, INC.

Duff & Phelps' short-term debt ratings apply to all obligations with maturities under one year.

Duff 1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by good fundamental protection factors. Risk factors are minor.

Duff 2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing internal funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

Duff & Phelps applies a plus and minus rating scale, Duff 1 plus, Duff 1 and Duff 1 minus, in the Duff 1 top grade category for commercial paper and certificates of deposits. The rating Duff 1 plus indicates that the security has the highest certainty of timely payment; short-term liquidity is outstanding and safety is just below risk-free U.S. Treasury short-term obligations. The rating Duff 1 minus indicates a high certainty of timely payment; liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

FITCH INVESTORS SERVICE INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus (+) sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

A1: Short-term obligations rated A1 are supported by the capacity for timely repayment. A plus (+) sign is added to those issues determined to possess a particularly strong credit feature.

A2: Short-term obligations rated A2 are supported by a good capacity for timely repayment.


THOMSON BANKWATCH, INC.

The TBW short-term ratings apply only to unsecured instrument that have a maturity of one year or less.

The TBW short-term ratings specifically assess the likelihood of an untimely or incomplete payment of principal and interest.

TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high a for issues rated "TBW-1".

                                   APPENDIX A

     The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

          The performance of various types of securities (taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

          Volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/All Taxable Index) over varying periods of time.

          Credit Ratings of domestic government bonds in various countries.

          Price volatility comparisons of types of securities over different periods of time.

          Price and yield comparisons of a particular security over different periods of time.

          In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                            TRUST FOR CREDIT UNIONS
                                4900 SEARS TOWER
                          CHICAGO, ILLINOIS 60606-6303

                             MONEY MARKET PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                         MORTGAGE SECURITIES PORTFOLIO

This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus dated December 30, 1996, the ("Prospectus") relating to the offering of units of the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio of the Trust for Credit Unions. A copy of the Prospectus may be obtained from Goldman, Sachs & Co. at (800) 342-5828 or Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") (800) 237-5678.

                               TABLE OF CONTENTS

                                                Page
                                                ----

Introduction                                    B-3

Management                                      B-5

Advisory and Other Services                     B-9

Portfolio Transactions                          B-11

Amortized Cost Valuation                        B-21

Description of Units                            B-23

Adjustable and Fixed Rate Mortgage Loans and
  Mortgage-Related Securities                   B-27

Other Investment Practices                      B-39

Investment Restrictions                         B-40

Calculation of Performance Quotations           B-43

Other Information                               B-49

Financial Statements                            B-49

Description of Securities Ratings               B-50

Appendix A                                      C-1

THE DATE OF THIS ADDITIONAL STATEMENT IS DECEMBER 30, 1996.

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                  INTRODUCTION

Trust for Credit Unions (the "Fund") is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions and credit union service organizations. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios: the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97). This Additional Statement relates to the offering of the units of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Portfolios").

The Fund was established under Massachusetts law by an Agreement and Declaration of Trust dated September 24, 1987. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series ("Portfolios") representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. Pursuant thereto, the Trustees have created the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97). Additional portfolios may be added in the future from time to time. See "Additional Information" in the Prospectus. Investment in the Portfolios relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.

High Current Income.  The Money Market Portfolio seeks to maximize current
--------------------
income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market investments authorized under the Federal Credit Union Act. The Government Securities and Mortgage Securities Portfolios seek to achieve a higher current yield than a money market fund, since they can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, the yields of the Government Securities and Mortgage Securities Portfolios are expected to exceed that offered by bank certificates of deposit and money market accounts. However, the Portfolios do not maintain a constant net asset value per unit and are subject to greater fluctuation in the value of their units than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in units of the Portfolios are not insured or guaranteed by any government agency.

Relative Stability of Principal.  Unlike the Money Market Portfolio which seeks
--------------------------------
to maintain its net asset value per unit at $1.00 (although there is no assurance that the Portfolio will be able to do so on a continuous basis), the Government Securities and Mortgage Securities Portfolios' net asset values per unit fluctuate. The Government Securities Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration equal to that of a 2-year U.S. Treasury security and a target duration no shorter than that of a 6-month U.S. Treasury security and no longer than that of a one-year U.S. Treasury security. Similarly, the Mortgage Securities Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration that will not exceed that of 3-year U.S. Treasury security and a target duration equal to that of a 2-year U.S. Treasury security and utilizing certain active management techniques to hedge interest rate risk. Duration, which is a measure of the price sensitivity of the Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, is reviewed and recalculated daily. However, there is no assurance that these strategies will be successful. There can be no assurance that Goldman, Sachs & Co.'s estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.

Liquidity.  Because the Portfolios' units may be redeemed upon request of a
----------
unitholder on any Business Day at net asset value, the Portfolios offer greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.

Experienced Professional Management.  Successfully creating and managing a
------------------------------------
diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of the Goldman, Sachs & Co.'s highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities. At September 30, 1996, they were responsible for approximately $22.4 billion in fixed income assets including approximately $7 billion in mortgage-related securities.

A Sophisticated Investment Process.  The Portfolios' investment process starts
-----------------------------------
with a review of trends for the overall economy as well as for different sectors of the U.S. mortgage and other markets. Goldman, Sachs & Co.'s portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.

In planning each Portfolio's strategy, the managers are able to draw upon the economic and fixed income research resources of Goldman, Sachs & Co. They also have access to the firm's proprietary models. Among the quantitative techniques used in the

Government Securities and Mortgage Securities Portfolios' investment process are:

 .    option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market conditions change; and

 .    analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

The Portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.

Convenience of a Fund Structure.  The Government Securities and Mortgage
--------------------------------
Securities Portfolios eliminate many of the complications that direct ownership of mortgage securities entails. For example, most mortgage-related securities generate monthly payments of both principal and interest, just as the underlying mortgages do. To conserve their principal, investors must make a special effort to segregate and reinvest the principal portion of each payment on their own. The Portfolios relieve investors of this chore by automatically reinvesting all principal payments within the Portfolio and distributing only current income each month.


                                   MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 (the "1940 Act") are indicated by an asterisk.

Gene R. Artemenko, Age 68, Route 4, Box 1593, Reeds Spring, Missouri 65737. Trustee. Retired. Formerly, President and Treasurer of the United Air Lines Employees' Credit Union until June 1991.

James C. Barr, Age 61, 1600 North Oak Street, #420, Arlington, Virginia 22209. Trustee. Chief Executive Officer of the National Milk Producers Federation, March 1985 to Present.

Edgar F. Callahan, Age 68, 156 Second Street, San Francisco, California 94105-3993. Trustee. President and Chief Operating Officer of PATELCO Credit Union, October 1987 to Present.

Robert M. Coen, Age 57, 2003 Sheridan Road, Evanston, Illinois 60208. Vice Chairman and Trustee. Professor of Economics, Northwestern University.

*John T. Collins, Age 50, 1330 Connecticut Ave. N.W., Washington, D.C. 20036. Trustee. Partner in the law firm of Steptoe & Johnson, January 1985 to Present. Prior to January 1985, General Counsel to the U.S. Senate Banking Committee.

Thomas S. Condit, Age 55, 306 No. Washington Street, Falls Church, VA 22046. Trustee. Partner, New Media Publishing, Inc., January 1996 to Present. Chief Executive Officer of Craver, Matthews, Smith & Co., Inc. (a direct mail fund raising company), June 1993 to January 1996. President and Chief Executive Officer of National Cooperative Bank (a financial services company), June 1983 to May 1993 and various positions with affiliated or subsidiary corporations from June 1983 to January 1992.

Rudy J. Hanley, Age 53, 2115 N. Broadway, Santa Ana, California  92706.
Chairman and Trustee. Chief Executive Officer of Orange County Teachers Federal Credit Union, September 1982 to Present. Director of Credit Union National Association, November 1992 to September 1995.

Betty G. Hobbs, Age 58, 1400 8th Avenue so., Nashville, Tennessee 37202. Trustee. President and Chief Executive Officer of Tennessee Teachers Credit Union for over 25 years.

*John P. McNulty, Age 44, One New York Plaza, New York, NY 10004. Trustee. Co-head, Goldman Sachs Asset Management, November 1995 to Present. General Partner, Goldman, Sachs & Co., March 1990 to Present.

John L. Ostby, Age 77, HC-73, Box 840, Lake of the Woods, Locust Grove, Virginia 22508. Trustee. Attorney at Law of John Ostby, Esq., January 1991 to Present. Formerly Senior Partner, Ostby and Nealon, July 1985 to December 1995.

*Wendell A. Sebastian, Age 52, 1001 Connectivut Avenue, N.W., Ste. 1022, Washington, DC 20036. President and Trustee. President of Callahan Financial Services, Inc., July 1996 to Present. President of GTE Federal Credit Union, September 1991 to July 1996. Vice President of GTE Federal Credit Union, April 1989 to September 1991.

Robert Deutsch, Age 39, One New York Plaza, New York, NY 10004. Vice President. Vice President of Goldman, Sachs & Co., 1989 to Present.

Charles W. Filson, Age 52, 1001 Connecticut Avenue, N.W., Suite 1022, Washington, D.C. 20036-5504. Vice President. Director and Vice President of Callahan Financial Services, Inc. since March 1989 and Treasurer thereof since March 1987.

Pauline Taylor, Age 50, 4900 Sears Tower, Chicago, IL 60606-6303. Vice President. Vice President of Goldman, Sachs & Co., June 1992 to Present. Independent Consultant, 1989 to 1992.

John W. Mosior, Age 58, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President. Vice President of Goldman, Sachs & Co. Manager, Shareholder Servicing of Goldman Sachs Asset Management, November 1989 to Present.

Nancy L. Mucker, Age 47, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President, Vice President of Goldman, Sachs & Co., April 1985 to Present. Manager, Shareholder Servicing of Goldman Sachs Asset Management, November 1989 to Present.

Scott M. Gilman, Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Fund Administration, Goldman Sachs Asset Management, April 1994 to Present. Assistant Treasurer of Goldman Sachs Funds Management, Inc., April 1993 to Present. Vice President of Goldman, Sachs & Co., March 1990 to Present.

Michael J. Richman, Age 36, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel, Goldman Sachs Asset Management, February 1994 to Present. Vice President, Assistant General Counsel, Goldman, Sachs & Co. and Counsel to the Funds Group, Goldman Sachs Asset Management, June 1992 to Present. Formerly, Partner of Hale and Dorr from September 1991 to June 1992. Formerly, Attorney-at-Law, Gaston & Snow from September 1985 to September 1991.

John Perlowski, Age 32, One New York Plaza, New York, 10004. Assistant Treasurer. Vice President, Goldman, Sachs & Co., July 1995 to Present. Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Howard B. Surloff, Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Assistant General Counsel and Vice President, Goldman, Sachs & Co., November 1995 to Present. Vice President, Goldman, Sachs & Co., May 1994 to Present. Counsel to the Funds Group, Goldman Sachs Asset Management November 1993 to Present. Formerly Associate of Shereff, Friedman, Hoffman & Goodman, October 1990 to November 1993.

Kaysie Uniake, Age 35, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, Goldman Sachs Asset Management, 1988 to Present.

Elizabeth Alexander, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, April 1996 to present. Junior Portfolio Manager, 1995 to April 1996. Funds Trading Assistant, Goldman Sachs Asset Management, 1993 to 1995. Formerly, Compliance Analyst, Prudential Insurance, 1991 through 1993.

Steven Hartstein, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Product Analyst, Goldman, Sachs & Co., June 1993 to Present. Funds Compliance Officer, Citibank Global Asset Management, August 1991 to June 1993. Legal Assistant, Brown & Wood prior thereto.

Deborah Robinson, Age 25, One New York Plaza, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman, Sachs & Co., January 1996 to Present. Secretary, Goldman, Sachs & Co., January 1994 to January 1996. Secretary, Cleary, Gottlieb, Steen & Hamilton, September 1990 to January 1994.

As of October 31, 1996, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. (For information about shares of the Fund owned by credit unions of which certain Trustees are officers, see "Description of Units" below.) Certain officers hold comparable positions with certain other investment companies of which Goldman, Sachs & Co., GSAM or an affiliate thereof is the investment adviser and/or distributor.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended August 31, 1996:

                                               Pension or
                                               Retirement       Total
                                               Benefits         Compensation
                                               Accrued          From Goldman
                               Aggregate       as Part          Sachs Mutual
                               Compensation    of Trust's       Funds* (Includ-
Name of Trustee                From the Trust  Expense          ing the Trust)
---------------                --------------  ---------------  --------------

Gene R. Artemenko              $10,000         -0-              $10,000
James C. Barr                  $ 8,000         -0-              $ 8,000
Edgar F. Callahan              $0              -0-              -0-
Robert M. Coen                 $10,000         -0-              $10,000
John T. Collins                $10,000         -0-              $10,000
Thomas S. Condit               $10,000         -0-              $10,000
Rudolph J. Hanley              $ 8,000         -0-              $ 8,000
Betty G. Hobbs**               $0              -0-              -0-
John P. McNulty                $0              -0-              -0-
John  L. Otsby                 $10,000         -0-              $10,000
Wendell A. Sebastian           $0              -0-              -0-

* The Goldman Sachs Mutual Funds consisted of 72 mutual funds, including the five series of the Trust, on August 31, 1996.

** Ms. Hobbs was not a Trustee of the Trust during the one-year period ended August 31, 1996.

                          ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

As stated in the Prospectus, Goldman, Sachs & Co., through Goldman Sachs Asset Management ("GSAM"), One New York Plaza, 41st Floor, New York, New York 10004, a separate operating division, acts as the Fund's investment adviser. See "Management--Investment Adviser and Transfer Agent" in the Prospectus for a description of the investment advisory duties of Goldman, Sachs & Co. Goldman, Sachs & Co.'s administrative obligations include, subject to the general supervision of the Trustees of the Fund, (a) providing supervision of all aspects of the Fund's non-investment operations not performed by others pursuant to the Fund's administration agreement or custodian agreement, (b) providing the Fund, to the extent not provided pursuant to such agreements or the Fund's transfer agency agreement, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to unitholders, periodic updating of the Prospectus and reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and necessary office equipment and services, (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements, (f) to the extent requested by the Trustees of the Fund, negotiating changes to the terms and provisions of the Fund's administration agreement, the custodian agreement and the distribution agreement with Callahan Financial Services, Inc., and (g) reviewing and paying (or causing to be paid) all bills or statements for services rendered to the Fund.

The advisory agreement provides that Goldman, Sachs & Co. may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, Goldman, Sachs & Co. will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify Goldman, Sachs & Co. against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.

The advisory agreement will remain in effect with respect to a particular Portfolio until March 31, 1997, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding units of such Portfolio (as defined under "Investment Restrictions") or by a majority of the Trustees of the Fund, and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to Goldman, Sachs & Co. and by Goldman, Sachs & Co. on 60 days' written notice to the Fund.

Expenses borne by the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio include, subject to the limitations described in the Prospectus, the fees payable to Goldman, Sachs & Co. and CUFSLP, the fees and expenses of the Fund's custodian, filing fees for the registration or qualification of Portfolio units under federal and state securities laws, expenses of the organization of the Portfolios, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or laws arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of addition information, proxy material, reports and notices and the printing and distributing of the same to the Portfolios' unitholders and regulatory authorities and compensation and expenses of the Trustees.

For the fiscal years ended August 31, 1996, August 31, 1995 and August 31, 1994, the advisory fees paid by each Portfolio were as follows:


                1996         1995          1994

Money Market
Portfolio       $541,946+    $410,109+    $752,090+

Government
Securities
Portfolio       $1,067,553   $1,078,346   $1,647,179++

Mortgage
Securities
Portfolio       $555,708+++  $388,187+++  $550,661+++

_____________________

+ Waived additional advisory fees in the amount of $351,232, $109,898 and $37,050, respectively, for such periods. Without waivers, the Money Market Portfolio would have paid advisory fees of $893,178, $520,007 and $789,140, respectively, for such periods. In addition, the expenses of the Money Market Portfolio were reduced or otherwise limited in the amounts of $0, $78,198 and $198,584, respectively, by the Adviser for such periods.

++ Waived additional advisory fees in the amount of $175,010 for such period. Without waivers, the Government Securities Portfolio would have paid an advisory fee of $1,822,189 for such period.

+++ Waived additional advisory fees in the amount of $59,027, $140,912 and $19,263, respectively, for such periods. Without waivers, the Mortgage Securities Portfolio would have paid advisory fees of $614,735, $529,099 and $569,424, respectively, for such periods.

                             PORTFOLIO TRANSACTIONS

In connection with portfolio transactions for the Fund, which are generally done at a net price without a broker's commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security), the Fund's advisory agreement provides that Goldman, Sachs & Co. shall attempt to obtain the best net price and the most favorable execution. On occasions when Goldman, Sachs & Co. deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or other investment company or advisory account for which Goldman, Sachs & Co. acts as investment adviser), the advisory agreement provides that Goldman, Sachs & Co., to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Goldman, Sachs & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for such Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits Goldman, Sachs & Co., in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.

     During the fiscal year ended August 31, 1996, the Funds acquired and sold securities issued by Lehman Brothers, Salomon Brothers, Inc., Daiwa Securities America, Inc., Chase Securities, Bear Stearns Companies, Inc., Morgan Stanley Group, Inc., Swiss Bank Corp., Union Bank, Nomura Securities International and Smith Barney Shearson, Inc. At August 31, 1996, the Money Market Portfolio held the following amounts of securities of its regular brokers/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Chase Securities - $42,117; Daiwa Securities America, Inc. - $5,042; Bear Stearns Companies, Inc. - $72,014; Smith Barney Shearson, Inc. - $2,150; Swiss Bank Corp. - $8,475; and Nomura Securities International - $10,550. The Government Securities Portfolio held the following: Chase Securities - $1,664; Bear Stearns Companies, Inc. - $2,202; Nomura Securities International - $10,854; Smith Barney Shearson, Inc. - $2,202; and Swiss Bank Corp. - $8,678. The Mortgage Securities Portfolio held the following: Salomon Brothers, Inc. - $6,501; Chase Securites - $332, Bear Stearns Companies, Inc. -$439; Nomura Securities International - $2,152; Smith Barney Shearson, Inc. - $439; and Swiss Bank Corp. - $1,738.

ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of Goldman, Sachs & Co. and its advisory
-----------------
affiliates in the management of, or interest in, other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolio or impede their investment activities.

     Goldman, Sachs & Co. and its advisory affiliates have proprietary interests in, and manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or engage in transactions in the same types of securities and instruments as the Portfolios. Goldman,

Sachs & Co. and its affiliates are major participants in the fixed income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman, Sachs & Co. and its affiliates are actively engaged in transactions in the same securities and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities and instruments in which the Portfolios will invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in Goldman, Sachs & Co. and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When Goldman, Sachs & Co. or an advisory affiliate seeks to purchase or sell the same assets for its managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

     From time to time, a Portfolio's activities may be restricted because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when Goldman, Sachs & Co. will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which Goldman, Sachs & Co. and/or its affiliates are performing services or when position limits have been reached.

     In connection with its management of the Portfolios, GSAM may have access to certain fundamental analysis and proprietary technical models developed by Goldman, Sachs & Co. and other affiliates. GSAM will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman, Sachs & Co. nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that GSAM will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman, Sachs & Co. and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by GSAM in managing the Portfolios.

     The results of each Portfolio's investment activities may differ significantly from the results achieved by Goldman, Sachs & Co. and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman, Sachs & Co. and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the Portfolios. Moreover, it is possible that the Portfolios will sustain losses during periods in which Goldman, Sachs & Co. and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include managing directors of Goldman, Sachs & Co. and its affiliates may develop general policies regarding Portfolio activities, but will not be involved in the day-to-day management of the Portfolios. In such instances, those individuals may, as a result, obtain information regarding the Portfolios' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman, Sachs & Co., any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Portfolios invest.

     In addition, certain principals and certain of the employees of GSAM are also principals or employees of Goldman, Sachs & Co. or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

     GSAM may enter into transactions and invest in instruments on behalf of a Portfolio in which customers of Goldman, Sachs & Co. serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman, Sachs & Co. and its affiliates may also create, write or issue derivative instruments for customers of Goldman, Sachs & Co. or its affiliates, the underlying securities or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman, Sachs & Co. or its affiliates and may also enter into transactions with other clients of Goldman, Sachs & Co. or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman, Sachs & Co. and its affiliates on an arm's-length basis.

     Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman, Sachs & Co. nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman, Sachs & Co. or any of its affiliates in evaluating the Fund's creditworthiness.

     It is possible that a Portfolio's holdings will include securities of entities for which Goldman, Sachs & Co. performs investment banking services as well as securities of entities in which Goldman, Sachs & Co. makes a market. From time to time, Goldman, Sachs & Co.'s activities may limit the Portfolios' flexibility in purchases and sales of securities. When Goldman, Sachs & Co. is engaged in an underwriting or other distribution of securities of an entity, GSAM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolios.

TRANSFER AGENT

Under its transfer agency agreement, Goldman, Sachs & Co. serves as transfer agent and dividend disbursing agent for the Fund. Goldman, Sachs & Co. has undertaken to the Fund to (a) process and provide confirmations for purchase and redemption transactions, (b) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Fund, (c) establish and maintain separate accounts with respect to each unitholder, (d) provide periodic statements showing account balances and (e) provide for dividends or distributions to unitholders.

As compensation for the services rendered to the Fund as transfer agent, Goldman, Sachs & Co. is entitled to a fee of $18 per year for each unitholder account plus reimbursement for certain expenses.

For the last three fiscal years, the transfer agency fees accrued by each Portfolio were as follows:

                1996    1995    1994
Money Market
Portfolio       *       *       *

Government
Securities
Portfolio       $4,333  $4,252  $3,933

Mortgage
Securities
Portfolio       $1,236  $1,407  $1,237

* The transfer agent received no fees for the periods indicated above.

ADMINISTRATOR

As stated in the Prospectus, CUFSLP acts as administrator for the Fund. In carrying out its duties, CUFSLP has undertaken to (a) review the preparation of reports and proxy statements to unitholders, the periodic updating of the Prospectus, this Additional Statement and the Registration Statement and the preparation of all other reports filed with the SEC, (b) periodically review the services performed by the investment adviser, the custodian, the distributors and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate, (c) negotiate changes to the terms and provisions of the Fund's advisory agreement, the custodian agreement, the transfer agency agreement and the distribution agreement with Goldman, Sachs & Co., to the extent requested by the Trustees of the Fund, and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.

In addition, CUFSLP has undertaken to: (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle unitholder inquiries, (b) develop and monitor investor programs for credit unions, (c) provide assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund, (d) inform Goldman, Sachs & Co.

in connection with the portfolio management of the Fund as to anticipated purchases and redemptions by unitholders and new investors, (e) provide information and assistance in connection with the registration of the Fund's units in accordance with state securities requirements, (f) make available and distribute information concerning the Fund to unitholders as requested by the Fund, (g) handle unitholder problems and calls relating to administrative matters, (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund, (i) provide assistance in connection with the preparation of the Fund's periodic financial statements and annual audit as reasonably requested by the Fund or the Fund's independent accountants, (j) furnish stationery and office supplies, and (k) generally assist in the Fund's operations.

For the last three fiscal years, the administration fees earned by CUFSLP were as follows:

                1996          1995           1994

Money Market
Portfolio       $244,221+     $102,002+      $262,423+

Government
Securities
Portfolio       $533,777      $539,173       $823,589

Mortgage
Securities
Portfolio       $153,910      $132,275       $142,349

---------------------

+    Waived additional administration fees in the amount of $251,230, $163,831 and $143,193, respectively.


The administration agreement will remain in effect until March 31, 1997, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to CUFSLP and by CUFSLP on 60 days' written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).

The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.

The thirty-nine credit unions listed below are the limited partners of CUFSLP, which created Trust for Credit Unions in conjunction with Goldman, Sachs & Co. As of September 30, 1996, these credit unions had total assets of $23.9 billion from 22 different states.


J. David Osborne, President
Larry Hoffman, Vice President-Finance
Anheuser-Busch Employees Credit Union

Larry Morgan, President
APCO Employees Credit Union

Douglas Ferraro, President
Kyle M. Markland, Sr. Vice President Finance
Bellco First Federal Credit Union

Gary Oakland, President
T. Brad Canfield, Vice President
Accounting/Investments
Boeing Employees Credit Union

John Siefken, President
Sandy Andrews, Sr. Vice President
Citizens Equity Federal Credit Union

Dean Nelson, President
Bryan Bennett, Vice President-Controller
City-County Federal Credit Union

Larry T. Wilson, President
Barry Hooks, Finance Manager
Coastal Federal Credit Union

Tom Budd, Controller
Ron Unger, President
Dearborn Federal Credit Union

Donald Hersman, President
Kendrick Smith, Portfolio Manager
Eastern Financial Federal Credit Union

Thomas E. Sargent, President
Michael Osborne, Chief Financial Officer
First Technology Federal Credit Union

Tom Welsh, President
Brian Crawford, Controller
GTE Federal Credit Union

Stan Hollen, President
Judy Flores, Chief Financial Officer
The Golden 1 Credit Union

Charles Cockburn, President
Hudson Valley Federal Credit Union

Paul Horgen, President
Bobbi Olson - Chief Financial Officer
IBM Mid America Employees Federal Credit Union

Bob Jansen, President
Inland Employees Federal Credit Union

Jean Yokum, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union

Frank Berrish, President
LICU Corporate Federal Credit Union

Dennis Pierce, President
Dennis Mann, Senior Vice President
Members America Credit Union

Joseph Bressi, President
Montgomery County Teachers Federal Credit Union

Douglas M. Allman, President
NASA Federal Credit Union

Lindsay Alexander, President
Tim Duvall, Finance Division Manager
NIH Federal Credit Union

Brad Beal, President
Paul Parrish, Sr. Vice President
Chief Financial Officer
Nevada Federal Credit Union

Joseph S. Coey, President
New Mexico Educators Federal Credit Union

Michael J. Maslak, President
Dave Doss, Chief Financial Officer
North Island Federal Credit Union

Rudy Hanley, President
Paul Sundermann, Chief Financial Officer
Orange County Teachers Federal Credit Union

Edgar F. Callahan, President
Andrew Hunter, Chief Financial Officer
Patelco Credit Union

Ludelle Morrow, President
Ernest Jurdona, CFO
Provident Central Credit Union

Jeffrey Farver, President
San Antonio Federal Credit Union

Gregory Thomas, President
Space Coast Credit Union

Stephan Winninger, President
State Employees Credit Union

Donald Granato, President
Steel Works Community Federal Credit Union

Richard Rice, President
Teachers Credit Union

Betty Hobbs, President
Roy Dobbs, Executive Vice President
Tennessee Teachers Credit Union

Robert Siravo, President
Travis Federal Credit Union

Gregory Blount, President
Tropical Federal Credit Union

Philip L. Hart, President
Tulsa Federal Employees Credit Union

Leonard Greene, President
Unified Federal Credit Union

E. Burton Eubanks, President
University Federal Credit Union

Frank Berrish, President
Visions Federal Credit Union


CUSTODIAN

State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Fund's portfolio securities and cash. State Street also maintains the Fund's accounting records. The Northern Trust Company ("Northern") has been retained by State Street to serve as its agent in connection with certain wire receipts and transfers of funds.

AUDITORS

Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Fund. In addition to audit services, Arthur Andersen LLP prepare the Fund's federal and state tax returns, and provide consultation and assistance on accounting, internal control and related matters. The financial statements of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio, which are incorporated by reference into this Additional Statement (under "Financial Statements") from the Fund's annual report to unitholders for the fiscal year ended August 31, 1996 (the "Annual Report"), and the data set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP, as indicated in their report with respect thereto, which is incorporated by reference in reliance upon the authority of said firm as experts in giving said report.


                            AMORTIZED COST VALUATION

As stated in the Prospectus, the Money Market Portfolio seeks to maintain a net asset value of $1.00 per unit and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. In this connection, the amortized cost method may result in dilution of unitholder interests. Similar effects arise out of the rounding of the Portfolio's net asset value per unit to the nearest one cent. However, the Fund expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Fund's Trustees, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to Goldman, Sachs & Co., are obligated, as a particular responsibility within the overall duty of care owed to the unitholders, to establish procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value of such Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per unit. The Trustees' procedures include periodically monitoring the difference (the "Market Value Difference") between the amortized cost value per unit and the net asset value per unit based upon available indications of market value, considering whether steps should be taken in the event such Market Value Difference exceeds 1/2 of 1%, and the taking of such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending unitholder income accruals, redeeming units in kind, canceling units without monetary consideration, or utilizing a net asset value per unit based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing unitholders which might arise from Market Value Differences. Available indications of market value used by the Fund consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

Rule 2a-7 requires that the Money Market Portfolio limit its investments to those which Goldman, Sachs & Co., under guidelines established by the Fund's Board of Trustees, determines to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also calls for the Money Market Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value per unit and precludes the purchase of any instrument deemed under such Rule to have a remaining maturity of more than 397 days.

Generally, the maturity of an instrument held by the Money Market Portfolio shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows:
(a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                              DESCRIPTION OF UNITS

As the Prospectus indicates, the Fund's Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. Under the terms of the Trust Agreement, each unit of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other unit and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. Upon liquidation of an investment portfolio, unitholders thereof are entitled to share pro rata in the net assets belonging to that investment portfolio available for distribution. Units do not have preemptive or conversion rights. Units when issued as described in the Prospectus are fully paid and nonassessable, except as expressly set forth below.

Any Trustee may be removed by the unitholders with or without cause at any time by vote of those unitholders holding not less than two-thirds of the units then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of unitholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of record of not less than 10% of the outstanding units.

Whenever ten or more unitholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either units having a net asset value of at least $25,000 or at least 1% of the outstanding units, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other unitholders with a view to obtaining signatures to a request for a unitholder meeting and include with such application a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all unitholders as recorded on the books of the Fund or investment portfolio involved; or (2) inform such applicants as to the approximate number of unitholders of record, and the approximate cost of mailing to them the proposed form of communication and request and, upon receipt of the material and the expenses of mailing, shall promptly mail such materials to all unitholders unless a majority of the Trustees believe that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

In addition to Trustee election or removal as described in the Prospectus and as further described herein, the Trust Agreement provides for unitholder voting only (a) with respect to any contract as to which unitholder approval is required by the 1940 Act, (b) with respect to any termination or reorganization of the Fund or any Portfolio to the extent and as provided in the Trust Agreement, (c) with respect to any amendment of the Trust Agreement (other than amendments establishing and designating new investment portfolios, abolishing investment portfolios, changing the name of the Fund or the name of any investment portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the units entitled to vote, (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the unitholders, and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Trust Agreement, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust Agreement contains an express disclaimer of unitholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Trust Agreement provides for indemnification out of Fund property of any unitholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a unitholder of the Fund and not because of such unitholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

The Trust Agreement provides that on any matter submitted to a vote of the unitholders, all units entitled to vote, irrespective of investment portfolio, shall be voted in the aggregate and not by investment portfolio except that (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Fund were a Massachusetts business corporation, such requirements as to a separate vote by the investment portfolio shall apply in lieu of the aggregate voting as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios, then subject to (c) below, the units of all other investment portfolios shall vote as a single investment portfolio, and
(c) as to any matter which does not affect the interest of a particular investment portfolio, only unitholders of the affected investment portfolio shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

As of October 18, 1996, the outstanding units of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio were 372,834,270.680, 54,121,383.318 and 33,699,607.857, respectively. To the Fund's knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of the Money Market Portfolio were: AT&T Family Federal Credit Union, PO Box 26000, Winston Salem, NC 27114 (5.55%), Dearborn Federal Credit Union, 400 Town Center Drive, Dearborn, MI 48126 (5.45%), NASA Federal Credit Union, PO Box 1588, Bowie, MD 20717-1588 (5.37%) and Tulsa Federal Employee CU, PO Box 267, Tulsa, OK 74101 (6.25%). In addition, Patelco Credit Union, 156 Second Street, San Francisco, CA 94105 and Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 each owned 3.00% of the Money Market Portfolio. To the Fund's knowledge, as of the same date, the only entities which may have owned 5% or more of the outstanding units of the Government Securities Portfolio were: Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (5.00%), Apco Employees Credit Union, 1608 7th Avenue, North, Birmingham, AL 35203 (5.55%), Boeing Employees Credit Union, 12770 Gateway Drive, Tukwila, WA 98124-9750 (7.42%), and Patelco Credit Union, 156 Second Street, San Francisco, CA 92711 (15.08%). To the Fund's knowledge, as of the same date, the only entities which may have owned 5% or more of the outstanding units of the Mortgage Securities Portfolio were:
Dearborn Federal Credit Union, 400 Town Center Drive, Dearborn, MI 48126 (5.04%), San Diego County Credit Union, 9985 Pacific Heights Blvd., San

Diego, CA 92121 (5.05%), Eastern Financial Federal Credit Union, 700 South Royal Poinciana Blvd. Miami Springs, FL 33166 (5.91%), Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (5.94%), First Technology Federal Credit Union, 3855 S.W. 153rd Drive, Beaverton, OR 97006 (13.25%), and Patelco Credit Union, 156 Second Street, San Francisco, CA 94105, (18.03).

                  ADJUSTABLE AND FIXED RATE MORTGAGE LOANS AND
                          MORTGAGE-RELATED SECURITIES

THE NATURE OF ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Government Securities Portfolio, the Mortgage Securities Portfolio and, to a lesser extent, the Money Market Portfolio invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

There are a number of indices which provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolios will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

Legal Considerations of Mortgage Loans. Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which the Portfolios may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Portfolios' investments in both privately-issued mortgage-related securities (in the case of the Mortgage Securities Portfolio) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities by delaying the receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

     1. Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan.

     Further, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

     2. Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

     3. Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure any default on a mortgage loan, including a payment default. The court in certain instances, may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property and alter the mortgage loan repayment schedule and grant priority to certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss in respect thereof will be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

     4. "Due-on-Sale" Provisions. Fixed-rate mortgage loans may contain a so-called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

     5. Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. In general, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. Generally, however, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduced the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which are subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Portfolios may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Portfolios.

1. Private Mortgage Pass-Through Securities

General Characteristics. The Mortgage Securities Portfolio may invest in privately-issued mortgage pass-through securities ("Mortgage Pass-Throughs") which represent participation interests in pools of private mortgage loans conveyed to the issuing trust and generally serviced for the trust by the originator. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level. Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Each mortgage pool underlying Mortgage Pass-Throughs will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on the mortgaged properties (the "Mortgaged Properties"). The Mortgaged Properties will consist of residential properties upon which are located detached individual dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, rowhouses, manufactured homes, individual units in planned unit developments and other attached dwelling units, vacation homes, second homes, residential investment properties, multi-family units or properties with mixed residential and commercial uses. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificateholders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificateholders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation generally constitutes the sole remedy available to the related certificateholders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index. Subclasses of certificates as to which a REMIC election has been made may have the features and struc-tures described below under the caption "Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations."

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificateholders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by an NRSRO to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. A rating agency's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating agency's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating agency to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

Types of Credit Support. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying mortgages. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the mortgages in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

In addition, one or more classes of certificates of Mortgage Pass-Throughs may be subordinate certificates which provide that the rights of the subordinate certificateholders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificateholders. If so structured, the subordination feature may be enhanced by distributing to the senior certificateholders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal prepayments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificate is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificateholders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificateholders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificateholders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, is intended to enhance the likelihood of timely receipt by senior certificateholders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificateholders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificateholders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificateholders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

2. Government Mortgage-Related Securities

As stated in the Prospectus, certain mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government or one of its agencies, instrumentalities or sponsored enterprises including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National

Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") ("Government Mortgage-Related Securities"). GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, because of their ability to borrow from the U.S. Treasury, they are generally viewed by the market as high quality securities with minimal credit risks. There are several types of guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC pass-through certificates and stripped mortgage-backed securities. The Portfolios will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with their respective investment policies and objectives.

GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount.

FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Each FNMA Certificate is issued and guaranteed by and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by FNMA. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by FNMA.

FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled monthly installments of principal and interest after FNMA's servicing and guaranty fee, whether or not received, to certificate holders. FNMA is also obligated to distribute to holders of certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA Certificates are obligations solely of FNMA.

FHLMC Certificates. FHLMC is a corporate instrumentality of the United States. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC Certificates. A FHLMC Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "FHLMC Certificate group") purchased by FHLMC.

FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such Certificate (whether or not received on the underlying loans). FHLMC also guarantees to each registered certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC Certificates are obligations solely of FHLMC.

The mortgage loans underlying the FHLMC Certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of between ten and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another FHLMC Certificate group.

3.  Multiple Class Pass-Through Securities and Collateralized Mortgage
Obligations

As stated, the Government Securities Portfolio and the Mortgage Securities Portfolio may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or, in the case of the Mortgage Securities Portfolio, by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests.

Each class of CMOs often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such Z-Bonds are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. That is to say, FNMA will be obligated to distribute on a timely basis to holders of FNMA CMO Certificates required installments of principal and interest and to distribute the principal balance of each class of CMO in full, whether or not sufficient funds are otherwise available.

For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a Pc pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."



                           OTHER INVESTMENT PRACTICES

LENDING OF PORTFOLIO SECURITIES

     The Government Securities Portfolio and the Mortgage Securities Portfolio may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously collateralized by cash, cash equivalents or Government Securities in an amount at least equal to the market value of the securities loaned. Each Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days notice. For the duration of a loan, each Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by Goldman, Sachs & Co. to be of good standing, and when, in its judgment, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If Goldman, Sachs & Co. determines to make securities loans, it is expected that during the current fiscal year, that such loans will not exceed 5% of a Portfolio's total assets.

INVERSE FLOATING RATE SECURITIES

     The Government Securities Portfolio and the Mortgage Securities Portfolio may, to the extent permitted by the National Credit Union Administration ("NCUA"), invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.


                            INVESTMENT RESTRICTIONS

As the Prospectus states, the Fund may only invest in obligations authorized under the Federal Credit Union Act. This restriction may not be changed without the approval of the holders of a majority of the outstanding units of each affected Portfolio as described below. In addition, the Fund has adopted the following enumerated fundamental investment restrictions, none of which may be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding units of the Portfolio as described below. The Fund may not:

     (1) Invest any one Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of such Portfolio's investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of (a) in the case of the Mortgage Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by such Portfolio of securities collateralized by such obligations; or (b) in the case of the Government Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances and bank repurchase agreements; or (c) in the case of the Money Market Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances, bank repurchase agreements and other obligations issued or guaranteed by banks (except commercial paper); and provided further that during normal market conditions the Mortgage Securities Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities. Note: The current position of the staff of the SEC is that only the Money Market Portfolio may reserve freedom of action to concentrate in bank obligations and that the exclusion with respect to bank instruments referred to above may only be applied to instruments of domestic banks. The Fund intends to consider only obligations of domestic banks (as construed to include foreign branches of domestic banks to the extent they satisfy the above-referenced conditions) to be within this exclusion until such time, if ever, that the SEC staff modifies its position.

     (2) Invest any one Portfolio in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of such Portfolio's total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Money Market Portfolio and Government Securities Portfolio may be invested in repurchase agreements, certificates of deposit, bankers' acceptances, time deposits and federal funds without regard to such 5% limitation; (b) up to 25% of the value of the total assets of the Mortgage Securities Portfolio may be invested without regard to such 5% limit and (c) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

     (3) Make loans, except through (a) the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of each Portfolio, (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of each Portfolio and (d) the lending of securities in accordance with the investment objective of the Government Securities Portfolio and the Mortgage Securities Portfolio.

     (4) Borrow money, except as a temporary measure, and then only in amounts not exceeding one third of the value of the Portfolio's net assets.

     (5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

     (6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (7)  Purchase or sell commodities or commodity contracts.

     (8) Purchase any voting securities except of investment companies (closed-end investment companies in the case of the Money Market Portfolio and Government Securities Portfolio) solely to the extent permitted by the 1940 Act, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against the Fund's investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.

     (9)  Act as an underwriter of securities.

     (10) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein or (b) purchasing securities on a when-issued or delayed delivery basis.

     (11) Purchase any security for the Money Market Portfolio that is restricted as to disposition under federal securities laws (foreign securities traded only in foreign markets are not regarded as restricted).

     (12) Purchase any security on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

     (13)  Make short sales of securities or maintain a short position.

     (14)  Write, purchase or sell puts, calls or combinations thereof.

Pursuant to SEC Rule 2a-7, the Money Market Portfolio currently may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities or repurchase agreements collateralized by such obligations). The Portfolio may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. The limitations in this paragraph are not, however, fundamental, and may be changed in the future without shareholder vote to the extent permitted by the SEC.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.

For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio of the Fund.

Borrowings by the Fund (if any) are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. No purchases of securities will be made if borrowings exceed 5% of the value of the applicable Portfolio's assets. Mortgage dollar rolls that are not accounted for as financings shall not constitute borrowings.

The prohibition against short sales and short positions does not include transactions sometimes referred to as "short sales against the box" where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

As used in the Prospectus and this Additional Statement with respect to a change in investment objective or fundamental investment restrictions, the approval of an investment advisory agreement or the approval of a distribution agreement, the term "majority of the outstanding units" of either the Fund or a particular Portfolio of the Fund means the vote of the lesser of (i) 67% or more of the units of the Fund or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Fund or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding units of the Fund or such Portfolio.


                     CALCULATION OF PERFORMANCE QUOTATIONS

From time to time, quotation of the Money Market Portfolio's "yield" and "effective yield," and the yields and the total return of the Government Securities Portfolio and the Mortgage Securities Portfolio, may be quoted in advertisements or communications to unitholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund's distributors on behalf of the Portfolios. These performance figures are calculated in the following manner.

MONEY MARKET PORTFOLIO

Yield--the net annualized yield based on a specified 7-calendar day period
-----
calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

Effective Yield--the net annualized yield for a specified 7-calendar day period
---------------
assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) to the power of 365 divided by 7]-1

For the seven-day period ended August 31, 1996, the yield and the effective yield for the Money Market Portfolio were:

                                          7-Day Period
                                      Ended August 31, 1996
                            -----------------------------------------
                            With Fee Waivers      Without Fee Waivers
                            and Expense           and Expense
                            Reimbursements        Reimbursements
                            -------------------   --------------
Yield                              5.13%                   5.00%

Effective
 Yield                             5.26%                   5.13%

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

Yield--The yield of the Government Securities Portfolio and the Mortgage
-----
Securities Portfolio is calculated by dividing the net investment income per unit (as described below) earned by such Portfolio during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                            a-b
                  Yield =2[(--- + 1) to the 6th power- 1]
                            cd

 Where:

     a=   dividends and interest earned during the period.

     b=   expenses accrued for the period (net of fee waivers).

     c= the average daily number of units outstanding during the period that were entitled to receive dividends.

     d=   maximum offering price per unit on the last day of the period.

Except as noted below, interest earned on debt obligations held by the Government Securities Portfolio and the Mortgage Securities Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Total Return--The Government Securities Portfolio and the Mortgage Securities
------------
Portfolio compute average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                ERV to the 1 divided by nth power
                         T = [(-----)- 1]
                                P
Where:

     T = average annual total return

     ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

     P =  hypothetical initial payment of $1,000.

     n =  period covered by the computation, expressed in terms of years.

The Government Securities Portfolio and the Mortgage Securities Portfolio compute their cumulative total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating cumulative total return is as follows:

                                ERV
                         T = [(---- - 1)]
                                P

Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period (although a Portfolio may also publish non-standardized calculations without this assumption). Calculations of aggregate total return also assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Year-to-year total return is calculated in a similar manner.

                                                        PERFORMANCE FIGURES
                                                    Value of $1,000 Investment
                                                    --------------------------
                                       Year Ending 8/31/96                 Five Years ending 8/31/96
                                       -------------------                 -------------------------




                             30-Day    With Fee Waiver   Without Fee       With Fee Waiver   Without Fee
                             Period    and/or            Waiver and/or     and/or            Waiver and/or
                             Ending    expense           expense           expense           expense
                             8/31/96   remimbursement    remimbursement    remimbursement    remimbursement

GOVERNMENT
SECURITIES
PORTFOLIO

Yield                        5.84%     N/A               N/A               N/A               N/A

Ending                       N/A       $1,062.80         $1,062.80         $1,277.92         $1,274.76
Redeemable
Value at
8/31/96

Average                      N/A       6.26%             6.26%             5.02%             4.97%
Annual
Total
Return

Cumulative                   N/A       6.28%             6.28%             27.79%            27.48%
Total
Return

MORTGAGE
SECURITIES
PORTFOLIO

Yield                        6.62%     N/A               N/A               N/A               N/A

Ending                       N/A       $1,056.83         $1,056.60         N/A               N/A
Redeemable
Value at
8/31/96

Average                      N/A       5.67%             5.64%             N/A               N/A
Annual
Total
Return

Cumulative                   N/A       5.68%             5.66%             N/A               N/A
Total
Return
                                    Commencement of
                                    ---------------
                                    Operations
                                    ----------
                                    through 8/31/96*
                                    ----------------
                                With Fee Waiver   Without Fee
                                and/or            Waiver and/or
                                expense           expense
                                remimbursement    remimbursement

GOVERNMENT
SECURITIES
PORTFOLIO

Yield                           N/A               N/A

Ending                          $1,290.95         $1,285.56
Redeemable
Value at
8/31/96

Average                         5.08%             5.00%
Annual
Total
Return

Cumulative                      29.09%            28.56%
Total
Return

MORTGAGE
SECURITIES
PORTFOLIO

Yield                           N/A               N/A

Ending                          $1,227.30         $1,225.74
Redeemable
Value at
8/31/96

Average                         5.39%             5.36%
Annual
Total
Return

Cumulative                      22.73%            22.57%
Total
Return

* For the periods from July 10, 1991 and October 9, 1992, (commencement of operations for the Government Securities Portfolio and the Mortgage Securities Portfolio, respectively) to August 31, 1996.

In addition, the Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

ALL PORTFOLIOS

Each of the Portfolios may also quote from time to time distribution rates in reports to unitholders and in sales literature. The distribution rate for a specified period is calculated by dividing the total distribution per share by the maximum offering price on the last day of the period and then annualizing such amount.

For the thirty-day period ended August 31, 1996, the distribution rate of each of the following Portfolios was:


                         30-Day Period            30-Day Period
                         Ended August 31, 1996,   Ended August 31, 1996
Portfolio                With Expense             Without Expense
---------                ------------             ---------------
                         Reimbursement            Reimbursement
                         -------------            -------------
Government Securities    6.01%                    6.01%

Mortgage Securities      6.54%                    6.54%

From time to time the Portfolios' comparative performance may be advertised as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Business Week, Financial World and Forbes. In addition, the Fund may from time to time advertise the Portfolio's performance relative to certain indices and benchmark investments, including (a) the Lehman Brothers Government/Corporate Bond Index,
(b) Lehman Brothers Government Index, (c) Lehman Brothers ARM Index; (d) Lehman Brothers 1-2 year Government Index; (e) Lehman Brothers 1-3 year Government Index;(f) Merrill Lynch 1-2.99 Year Treasury Index, (g) Merrill Lynch 2-Year Treasury Curve Index, (h) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (i) the Payden & Rygel 2-Year Treasury Note Index, (j) 1-3 Year U.S. Treasury Notes, (k) constant maturity U.S. Treasury yield indices, (l) the Consumer Price Index, (m) the London Interbank Offered Rate, (n) other taxable investments such as certificates of deposit, money market mutual funds, repurchase agreements and commercial paper, and (o) historical data concerning the relative performance of adjustable and fixed-rate mortgage loans.

The composition of the securities in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's Portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

From time to time advertisements or communications to unitholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolios), as well as the views of Goldman, Sachs & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolios (such as the supply and demand of mortgage-related securities and the relative performance of different types of mortgage loans and mortgage-related securities as affected by prepayment rates and other factors).

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

In addition, advertisements or unitholder communications may include a discussion of certain attributes or benefits to be derived by an investment in such Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Performance data is based on historical results and is not intended to indicate future performance. Yield total return and distribution rates will vary based on changes in market conditions, the level of interest rates, and Portfolio expenses. The value of units of the Government Securities Portfolio and Mortgage Securities Portfolio will fluctuate, and an investor's units may be worth more or less than their original cost upon redemption.


                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference. Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.

                              FINANCIAL STATEMENTS

The financial statements and related report of Arthur Andersen LLP, independent public accountants, contained in the Portfolios' 1996 Annual Report are hereby incorporated by reference. No other parts of the 1996 Annual Report are incorporated by reference herein. A copy of the Annual Report accompanies or has preceded this Additional Statement and may be obtained without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, or Callahan Credit Union Financial Services Limited Partnership, 1001 Connecticut Ave., N.W., Suite 1022, Washington, DC 20036-5504, or by calling Goldman, Sachs & Co. at (800) 342-5828 (800-DIAL-TCU) or Callahan Financial Services, Inc. at (800) 237-5678.

                       DESCRIPTION OF SECURITIES RATINGS*


A. LONG-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

Moody's applies numerical modifiers l, 2, and 3 in the Aa category. The modifier 1 indicates that the company ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.


STANDARD & POOR'S RATINGS GROUP

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Capacity to pay interest and repay principal is very strong, and differs from AAA issues only in small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA category.



__________________________

* The ratings systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

r:        A rating may be modified by the addition of an "r" rating to highlight derivative, hybrid and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

DUFF & PHELPS, INC.

AAA: Long-term fixed income securities which are rated AAA are judged to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: Long-term fixed income securities which are rated AA are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Duff & Phelps applies modifiers AA+, AA, and AA- in the AA category for long-term fixed income securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category; the modifier AA indicates a mid-range ranking; and the modifier AA-indicates that the issue ranks in the lower end of the AA category.


FITCH INVESTORS SERVICE INC.

AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments; short-term debt of these issuers is generally rated F-1+.

Fitch applies plus (+) and minus (-) modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA-.


IBCA LIMITED AND IBCA INC.

AAA: Obligations which are rated AAA are considered to have the lowest expectations of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk substantially.

AA: Obligations which are rated AA are considered to have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

THOMSON BANKWATCH, INC.

AAA:      The highest category; indicates the ability to repay
principal and interest on a timely basis is extremely high.

AA:       The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.


B.        SHORT-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

P-1: Issuers or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

-   Leading market positions in well established industries.

-   High rates of return on funds employed.

 - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 - Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2: Issuers or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extreme-ly strong safety characteristics will be denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


DUFF & PHELPS, INC.

Duff & Phelps' short-term debt ratings apply to all obligations with maturities under one year.

Duff 1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by good fundamental protection factors. Risk factors are minor.

Duff 2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing internal funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

Duff & Phelps applies a plus and minus rating scale, Duff 1 plus, Duff 1 and Duff 1 minus, in the Duff 1 top grade category for commercial paper and certificates of deposits. The rating Duff 1 plus indicates that the security has the highest certainty of timely payment; short-term liquidity is outstanding and safety is just below risk-free U.S. Treasury short-term obligations. The rating Duff 1 minus indicates a high certainty of timely payment; liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


FITCH INVESTORS SERVICE INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus (+) sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


IBCA LIMITED AND IBCA INC.

A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. A plus (+) sign is added to those issues determined to possess a particularly strong credit feature.

A2: Short-term obligations rated A2 are supported by a good capacity for timely repayment.


THOMSON BANKWATCH, INC.

The TBW short-term ratings apply only to unsecured instrument that have a maturity of one year or less.

The TBW short-term ratings specifically assess the likelihood of an untimely or incomplete payment of principal and interest.

  TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

  TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high a for issues rated "TBW-1".

                                   APPENDIX A

     The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

          The performance of various types of securities (taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

          Volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/All Taxable Index) over varying periods of time.

          Credit Ratings of domestic government bonds in various countries.

          Price volatility comparisons of types of securities over different periods of time.

          Price and yield comparisons of a particular security over different periods of time.

      In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.



                                      C-1